EQ ADVISORS TRUST

SUPPLEMENT DATED AUGUST 14, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008, of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus, and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding additional Underlying ETFs for the EQ/International Core PLUS Portfolio (“Portfolio”).

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Effective September 1, 2008, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust, will add the following Underlying ETFs to the list of the Underlying ETFs in which the Portfolio may invest:

ETF	Investment Objective	Principal Investment Strategy	Principal Investment Risks
iShares MSCI Malaysia Index Fund	Seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the Malaysian market, as measured by the MSCI Malaysia Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Malaysian Market
iShares MSCI Turkey Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the MSCI Turkey Investable Market Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Turkish Market
iShares MSCI Thailand Investable Market Index Fund	Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the MSCI Thai Investable Market Index.	The fund uses a representative sampling strategy to try to track the index.	• Foreign Securities Risk • Risks Specific to the Thai Market